UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE    68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 S. 147th St.  Omaha, NE    68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

12/31

Date of reporting period:   06/30/10

Item 1.  Reports to Stockholders.

Semi-Annual Report

June 30, 2010

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

August 1, 2010

Dear Fellow Shareholder:

The Investment Partners Opportunities Fund (“The Fund”) began operations in Mid-January 2010. In our first quarter report, we commented on the fund’s hesitancy to put our cash assets to work because of the uncertainties caused by quixotic governmental policies and our belief that unwinding of excessive debt worldwide was far from complete. We also stated that we did not share Wall Street’s conventional belief that the global economy had recovered sufficiently to justify the price level of equities, particularly in the developed world (U.S. and Europe).

As value investors, we suggested that our posture remain cautious. The asset value on March 31, 2010 of $10.12 share reflected our skepticism. Money fund balances were near 85% of portfolio assets as tactical allocation was utilized to mitigate risk. We asked that you remain patient while we remained steadfast during this heightened period of uncertainty. While we researched and analyzed numerous candidates for inclusion in the Fund, few had the attributes that we believe represent long range value at acceptable prices.

PERFORMANCE:

We are pleased to report results for the first six months from your investment in the Investment Partners Opportunities Fund.

While the Fund ended June with an asset value of $9.80 or a 2% decline from inception, it should be noted that the S&P 500 Total Return Index lost 8.44% during the same period. Similarly the NASDAQ Composite Total Return Index and Russell 2000 Total Return Index declined 7.40% and 3.90%, respectively. Our relative outperformance is a function of the tactical allocation to cash, 61% on June 30, 2010 and the focus on income, essentially getting paid by the companies we have chosen, while we wait.

We were reluctant to commit our significant cash position because equities, after a run up, were in our opinion overvalued. The Fund did invest approximately 24% of our March 31, 2010 cash position into closed-end funds selling at discounts, holdings in mining and oil and gas, as well as technology and healthcare. The returns from certain of our holdings came in the form of dividends and interest and realized gains from securities transactions including options writing. While they were not sufficient to offset net unrealized depreciation from investment transactions, we believe that we are well positioned to take advantage of market opportunities as they develop over the rest of the year.

MARKET REVIEW

In the second quarter our patience and caution were tested as the markets began to realize that the massive debts incurred by borrowers of all types: governmental, sovereign nations, consumer and corporate continued to weigh on the pace of economic recovery.

During May and June it became apparent that the looming debt crisis, particularly in Europe, and the continued deterioration in real estate markets were apt to produce a slow- down in GDP growth with continued high levels of unemployment, slackened demand, and underutilization of industrial capacity. The debt burden further feeds the anxiety of an already fearful consumer. Never was this more evident than during the BP oil spill catastrophe in the Gulf of Mexico. Adding to the uncertainty is the role that European Nations are compelled to play in trying to hold together a currency bloc backed by Euros.   In spite of global structural imbalances the market backdrop wasn’t all gloom and doom. Many corporations and businesses slimmed down during the crises of the last few years and delivered earnings gains which are at first glance impressive. Inventory building in advance of full recovery accompanied by the promise of continued governmental stimulus inspired initial confidence in the business community.

This was not enough in many industries to make for a sustainable recovery because when you dig deeper you will find that demand growth is tepid. We fear that earnings are losing momentum and a severe slow-down is possible in the second half of the year. The rise in equity markets foretold the recovery, but have since paused and some have actually regressed. There is a gnawing suspicion that we have used government stimulus to replace the normal cyclical rebound in the private sector while not dealing with numerous structural imbalances. At the heart of the debate is how to deal with major issues of financing Social Security, Medicare, Medicaid, and health reform, using a financial system that itself begs for meaningful reform. Instead of reigning in abuse the Congress passed and the President signed a watered-down bill that leaves much to future interpretation by regulators and politicians.

The bill did nothing to address the misallocation of resources by the banks, Wall Street shadow banks, Fannie Mae and Freddie Mac with the complicity of the Federal Reserve, the rating agencies, the regulators and Congress. No one has been held accountable. Meanwhile, the national debt stands at over $13,000,000,000,000 and is forecast to grow by at least $1,500,000,000,000 in the next fiscal year.

We have now passed the midpoint of 2010 and the tug of war between deflationary forces and inflation continues. In a deflation, asset values spiral down and unravel, debts collateralized by assets of dubious value go unpaid and un-honored. Credit, if available, is rationed, jobs become scarce, cash is hoarded, innovation is stifled, austerity trumps consumption and the economy stagnates. Policy makers relish the opportunity to play the blame game... and as the song says “the beat goes on.” Political considerations become the major factor affecting economic business decisions that in itself create uncertainty in global markets. In times like this, emotions override rational behavior while investors long for the relative normalcy of the “Good Old Days”. Sadly, nothing seems normal about what has been labeled the “New Normal.”

OUTLOOK AND STRATEGY

We believe that the aftermath of deleveraging will initially unleash deflationary forces that are not easily overcome by monetary stimulus. The Federal Reserve holds a different view i.e. that, more debt needs to be created, price stability can be targeted, interest rates can remain low and that deficits can be fought by changes in fiscal policy and Fed action.  The markets have less and less confidence in orchestrated central bank initiatives and as a result economies in the developed world may not grow at above the historic trend. We tend to listen to the markets rather than political pundits and muddled thinking optimists.

It is times like now that turn skeptics into cynics. For the time being we believe we will see a period where investor disillusionment overtakes hope. We have decided to continue our “go-slow” approach because the economic environment lacks clarity. Rather than take-on risk we have opted for a more balanced approach with less portfolio volatility. In the coming months we believe that our strategy to focus on companies with strong balance sheets, above average discretionary cash flows and an ability to pay dividends in a yield starved world will provide the impetus to attract capital as investors gradually gravitate from the supposed safety of low interest Government bonds toward quality equities.

Throughout the second quarter, we identified and invested in a number of sectors that are indicative of our near and intermediate term focus.

Essentially, there are three central themes:

•

Investments in individual companies and closed-end funds that represent holdings in infrastructure assets that are selling at discounts to their intrinsic values and distribute assets periodically.

•

Investments in companies with abundant cash flows and significant balance sheet assets particularly in technology

•

Investments in companies in energy and health care that we believe sell at distressed prices.

In the months ahead we intend to build on these themes in the belief that certain international businesses will be beneficiaries in either a deflation or inflationary environment. We also expect to devote more attention to natural resource assets and manufacturing rather than services.

We believe that one of the great appeals of a small non diversified fund is the flexibility for management to take advantage of opportunities that come about because of market misperceptions or become available due to company specific issues. One example of that occurred during the second quarter.  The Fund held shares of BP PLC in the form of ADRs. As soon as the tragic oil spill disaster took place we assessed the potential damage and promptly sold the stock at a profit because we believed management was not forthcoming. While initially undervalued, one event can change the intrinsic value overnight.

The advantage of our Fund is the ability to use a time tested valuation methodology across the board in reviewing companies of all sizes in all industries no matter where they operate geographically and to determine values against a benchmark or standard. This process is useful not only in researching issues for inclusion in the portfolio but to monitor already existing portfolio holdings, as the BP example demonstrates.

Finally, in the years ahead you should know that we are excited by believing our quest to identify promising companies that sell at discounts to their expected long term value should result in the construction of a unique actively managed portfolio. We are not content with just holding issues and hoping that the market will one day recognize them for what they are. Many of our investments may require recognition that shareholders have a voice - applause for a job well done and criticism when called for.  The process of bringing out perceived values requires work on your behalf. The Fund will always find itself as outside passive minority investor. As such the ability to influence management behavior and or board action is often limited.  However, constructive suggestions on how to benefit shareholders and the company itself is surprisingly, often well received. We believe that our advocacy and activist stance will as time goes on contribute to our overall performance. We look forward to demonstrating how we redefine value investing in the months ahead.

Sincerely,

Frank J Abella, Jr.

Frank (“Jay”) Abella, III

Gregg Abella

Co-Portfolio Managers

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The NASDAQ Composite Total Return Index is a market-capitalization weighted index of the more than 3,000 common equities listed on the NASDAQ stock exchange and includes the reinvestment of dividends. The types of securities in the index include American depositary receipts, common stocks, real estate investment trusts (REITs) and tracking stocks. The index includes all NASDAQ listed stocks that are not derivatives, preferred shares, funds, exchange-traded funds (ETFs) or debentures. Unlike other market indexes, the NASDAQ Composite Total Return Index is not limited to companies that have U.S. headquarters.

The Russell 2000 Total Return Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance and includes the reinvestment of dividends.

1223-NLD-8/24/2010

Investment Partners Opportunities Fund
PORTFOLIO REVIEW
June 30, 2010 (Unaudited)

The fund's performance figures* for the period ending June 30, 2010, compared to its benchmarks:

		Since Inception **
Investment Partners Opportunities Fund		-2.00%
S&P 500 Total Return Index		-8.44%

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Holdings By Industry	% of Net Assets
Closed-End Mutual Funds	6.9%
Oil & Gas	5.8%
Software	5.5%
Healthcare Products	4.1%
Mining	3.6%
Telecommunications	2.5%
Electric	2.0%
Internet	1.7%
Miscellaneous Manufacturing	1.6%
Computers	1.5%
Other, Cash & Cash Equivalents	64.8%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
June 30, 2010 (Unaudited)
Shares			Value

	COMMON STOCK - 33.1%
	BIOTECHNOLOGY - 0.8%
10,000	Celera Corp. *		$ 65,500

	CHEMICALS - 0.7%
700	Potash Corp. of Saskatchewan, Inc.		60,368

	COMPUTERS - 1.5%
1,000	International Business Machines Corp.		123,480

	ELECTRIC - 2.0%
10,000	Brookfield Infrastructure Partners LP		158,700

	FOREST PRODUCTS & PAPER - 0.9%
1,500	Domtar Corp.		73,725

	HEALTHCARE-PRODUCTS - 4.1%
51,800	Osteotech, Inc. *		164,206
16,632	Syneron Medical Ltd. *		170,977
			335,183
	INTERNET - 1.7%
7,000	eBay, Inc. *		137,270

	MINING - 3.6%
6,000	Silver Wheaton Corp. *		120,600
5,000	Thompson Creek Metals Co., Inc. *		43,400
12,400	Yamana Gold, Inc.		127,720
			291,720
	MISCELLANEOUS MANUFACTURING - 1.6%
30,000	Eastman Kodak Co. *		130,200

	OIL & GAS - 5.8%
1,000	Baytex Energy Trust		29,950
4,000	Canadian Oil Sands Trust		101,599
56,400	Constellation Energy Partners LLC *		180,480
22,500	Provident Energy Trust		154,575
			466,604
	REITS - 1.3%
8,000	Whiterock Real Estate Investment Trust *		104,840

	SEMICONDUCTORS - 1.1%
10,000	Micron Technology, Inc. *		84,900

	SOFTWARE - 5.5%
14,000	Bridgewater Systems Corp. *		115,380
6,000	Microsoft Corp.		138,060
33,500	Novell, Inc. *		190,280
			443,720

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
June 30, 2010 (Unaudited) (Continued)

Shares			Value
	TELECOMMUNICATIONS - 2.5%
3,000	Bell Aliant Regional Communications Income Fund		$ 71,871
20,310	Motorola, Inc. *		132,421
			204,292

	TOTAL COMMON STOCK ( Cost - $2,899,824)		2,680,502

	EXCHANGE TRADED FUNDS - 0.9%
	ASSET ALLOCATION FUND - 0.9%
3,000	WisdomTree Dreyfus Chinese Yuan Fund *		74,790
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $75,902)

	MUTUAL FUNDS - 6.9%
	CLOSED-END MUTUAL FUNDS - 6.9%
13,000	Aberdeen Asia-Pacific Income Fund, Inc.		78,650
11,090	Aberdeen Global Income Fund, Inc.		131,186
15,700	Cohen & Steers Infrastructure Fund, Inc.		198,605
9,000	S&P Quality Rankings Global Equity Managed Trust		98,280
5,000	Swiss Helvetia Fund, Inc.		53,350
	TOTAL MUTUAL FUNDS ( Cost - $580,452)		560,071

	TOTAL INVESTMENTS - 40.9% ( Cost - $3,556,178) (a)		$ 3,315,363
	ASSETS LESS LIABILITIES - 59.1%		4,798,756
	NET ASSETS - 100.0%		$ 8,114,119

Contract **
	SCHEDULE OF OPTIONS WRITTEN
	CALL OPTIONS
50	Celera Corp. @ 18 September 2010		750
	TOTAL OPTIONS WRITTEN (Proceeds $2,600)		$ 750

*	Non-income producing security
(a)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 48,839
		Unrealized depreciation:	(287,804)
		Net unrealized (depreciation):	$ (238,965)
**	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

ASSETS
Investment securities:
At cost	$ 3,556,178
At value	$ 3,315,363
Cash	4,895,078
Receivable for Fund shares sold	23,740
Receivable for securities sold	183,521
Dividends and interest receivable	4,117
Prepaid expenses and other assets	21,209
TOTAL ASSETS	8,443,028

LIABILITIES
Payable for investments purchased	320,392
Option contracts written (proceeds $2,600)	750
Due from advisor	319
Fees payable to other affiliates	1,289
Distribution (12b-1) fees payable	2,596
Accrued Expenses and Other Liabilities	3,563
TOTAL LIABILITIES	328,909
NET ASSETS	$ 8,114,119

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	8,293,486
Accumulated net investment (loss)	(55,656)
Accumulated net realized gain from security transactions	115,254
Net unrealized appreciation (depreciation) on investments	(238,965)
NET ASSETS	$ 8,114,119

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 8,114,119
Shares of beneficial interest outstanding	828,327
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share	$ 9.80
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$ 10.40

(a)

On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME
Dividends (Net of $1,694 foreign tax withheld)	$ 26,756
Interest	12,592
TOTAL INVESTMENT INCOME	39,348

EXPENSES
Investment advisory fees	51,805
Administrative services fees	23,249
Professional fees	14,090
Distribution (12b-1) fees	12,088
Accounting services fees	11,790
Transfer agent fees	11,259
Compliance officer fees	7,211
Registration fees	4,835
Trustees' fees and expenses	3,287
Custodian fees	2,349
Printing and postage expenses	2,348
Insurance expense	457
Other expenses	940
TOTAL EXPENSES	145,708
Fees waived by the Advisor	(50,704)
NET EXPENSES	95,004

NET INVESTMENT LOSS	(55,656)

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS, OPTIONS
WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain/(loss) from:
Investments transactions	90,084
Option written	25,192
Foreign currency transactions	(22)
115,254
Net change in unrealized appreciation (depreciation) from:
Investments transactions	(240,815)
Option written	1,850
(238,965)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(123,711)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (179,367)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the
Period Ended
June 30 2010 (a)
(Unaudited)
OPERATIONS
Net investment (loss)	$ (55,656)
Net realized gain (loss) from investment transactions, options written and
foreign currency transactions	115,254
Net change in unrealized appreciation (depreciation) on investment
transactions and options written	(238,965)
Net (Decrease) in Net Assets Resulting From Operations	(179,367)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	8,357,560
Payments for shares redeemed	(64,074)
Net increase in net assets from shares of beneficial interest	8,293,486

INCREASE IN NET ASSETS	8,114,119

NET ASSETS
Beginning of Period	-
End of Period*	$ 8,114,119
* Includes accumulated net investment (loss) of:	$ (55,656)

SHARE ACTIVITY
Class A Shares:
Shares Sold	834,721
Shares Redeemed	(6,394)
Net increase in shares of beneficial interest outstanding	828,327

(a) Investment Partners Opportunities Fund commenced operations on January 15, 2010.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

		Class A
		Period Ended
		June 30, 2010 (1)
		(Unaudited)
Net Asset Value,
	Beginning of Period	$ 10.00

Income (loss) from investment operations:
	Net investment (loss) (2)	(0.07)
	Net realized and unrealized
	gain (loss) on investments	(0.13)
Total from investment operations		(0.20)

Net Asset Value, End of Period		$ 9.80

Total return (3,4)		(2.00)%

Ratios/Supplemental Data
	Net assets, end of period (000s)	$ 8,114
	Ratio of gross expenses to average net assets (5,6)	4.22%
	Ratio of net expenses to average net assets (5,6)	2.75%
	Ratio of net investment income (loss) to average net assets (5,6,7)	(1.61)%
	Portfolio Turnover Rate (3)	85%

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Total return shown excludes the effect of applicable sales loads/redemption fees.
(5)	Annualized
(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying
	investment companies in which the Fund invests.
(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited)

1.

ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective. The Fund commenced operations on January 15, 2010.

The Fund currently offers Class A shares only. Class C shares of the Funds are currently not available. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Option contracts listed on a securities exchange or board of trade (not including Index options) for which market quotations are readily available shall be valued at the last reported sales price or, in the absence of a sale, at the last reported bid price on the valuation date. In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”), pursuant to procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Fair valuing of securities with the assistance of a pricing service is determined by using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The Open-ended Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-ended.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited) (Continued)

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2010 for the Fund’s assets and liabilities measured at fair value:

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited) (Continued)

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,680,502	$ -	$ -	$ 2,680,502
Exchange Traded Funds	74,790	-	-	74,790
Mutual Funds	560,071	-	-	560,071
Total	$ 3,315,363	-	-	$ 3,315,363
Liabilities
Options	$ 750	-	-	$ 750

The Fund did not hold any Level 3 securities during the period.

* Refer to the Portfolio of Investments for industry classification.

New Accounting Pronouncement – In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited) (Continued)

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended June 30, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,985,206 and $1,519,886, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal coarse of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The Fund may write (sell) covered call options and covered put options and purchase call and put options.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited) (Continued)

When the Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the Period ended June 30, 2010, the Fund had net gains of $25,192 and net unrealized gains of $1,850, which is included in net realized gains for options written in the statement of operations.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the period ended June 30, 2010, were as follows:

	Number of Contracts	Premium Received
Options outstanding, beginning of period	-	$ -
Options written	1,090	47,365
Options closed	-	-
Options exercised	(426)	(19,573)
Options expired	(614)	(25,192)
Options outstanding, end of period	50	$ 2,600

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Investment Partners Asset Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2011, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the period ended June 30, 2010 the Advisor waived fees of $50,704.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited) (Continued)

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.75% of average daily net assets for Class A. If Fund Operating Expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the period ended June 30, 2010, pursuant to the Plan, Class A shares paid $12,088.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings.  The Fund pays the chairperson of the Audit committee an additional $2,000 pro rata share per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $36,000* or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

* Fee will increase to $40,000 per annum in January 2011.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited) (Continued)

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,300* plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

* Fee will increase to $27,000 per annum in January 2011.

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.  The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.  The annual minimum is $16,200 per class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

* Fee will increase to $18,000 per annum in January 2011.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period six months ended June 30, 2010, the Fund incurred expenses of $7,211 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees would be included in the line item marked “Compliance officer fees” on the Statement of operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee. For period ended June 30, 2010, GemCom collected amounts totaling $893 for EDGAR and printing services performed. Such fees would be included in the line item marked “Printing and postage expense” on the Statement of operations in the shareholder report.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited) (Continued)

5.    SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through issuance of these financial statements and has noted no such events.

Approval of Advisory Agreement –Investment Partners Opportunities Fund

In connection with a regular meeting held on September 24, 2009 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Investment Partners Asset Management, Inc. (“IPAM” or the “Adviser”) and the Trust, on behalf of Investment Partners Opportunities Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Advisor’s existing hedge fund, and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser and investment management staffing; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by a representative of the Adviser regarding the Fund’s investment strategy.  The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its Fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider its investment performance.  However, the Board, including the Independent Trustees, considered the Adviser’s past performance with its existing accounts.  The board concluded that IPAM has potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that the Adviser would charge a 1.50% annual advisory fee based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fee and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based anticipated size of the Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits realized by the Adviser from other activities related to the Funds. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the Agreement.

Investment Partners Opportunities Fund

EXPENSE EXAMPLES

June 30, 2010 (Unaudited)

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 15, 2010 through June 30, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Investment Partners Opportunities Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Actual	1/15/2010	6/30/2010	1/15/2010 – 6/30/10
Class A	$1,000.00	$980.00*	$12.46

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period
(5% return before expenses)	1/1/2010	6/30/2010	1/1/2010 – 6/30/10
Class A	$1,000.00	$1,011.16**	$13.71

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (167) divided by the number of days in the fiscal year (365).

**Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us. The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.

One Highland Avenue

Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

09/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

09/08/2010

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

09/08/2010